UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8287

Cohen & Steers Realty Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2009

Item 1. Reports to Stockholders.

COHEN & STEERS REALTY INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2009. The net asset values per share at that date were $6.12, $5.79, $5.79 and $6.30 for Class A, Class B, Class C and Class I shares, respectively.

The total returns, including income and change in net asset value, for the Fund and the comparative benchmarks were:

Six Months Ended June 30, 2009
Cohen & Steers Realty Income Fund—Class A	–8.59%
Cohen & Steers Realty Income Fund—Class B	–8.91%
Cohen & Steers Realty Income Fund—Class C	–8.91%
Cohen & Steers Realty Income Fund—Class I	–8.47%
FTSE NAREIT Equity REIT Index[a]	–12.21%
S&P 500 Index[a]	3.16%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 5% and 1% maximum contingent deferred sales charge on Class B and Class C shares, respectively. If such charges were included, returns would have been lower.

Investment Review

U.S. real estate securities declined in the six-month period, although they were subject to strong swings in sentiment and performance. REITs entered 2009 with positive momentum from December's rally but quickly sold off as concerns about the economy and banking system took a disproportionate toll on the asset class. The new administration's proposed stimulus package failed to ignite markets when details suggested that the spending would occur slowly. Economic news remained negative.

a  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS REALTY INCOME FUND, INC.

Property stocks continued their downward trend in February as investors reacted unfavorably to the proposed budget and the lack of specifics on how the government would address the banking crisis. In this environment, real estate securities were positively correlated with troubled financial institutions. Although volatility remained high, conditions for REITs improved in March with greater clarity on the path the U.S. government was taking to improve the equity and liquidity of the financial system. Citigroup jump-started a broad market rally on March 9 when it announced that it expected to be profitable for the first two months of 2009.

Recapitalization comes to the United States

In late March, mall owner Simon Property Group and warehouse operator AMB Property recapitalized, raising $1.2 billion and $500 million, respectively, in the capital markets to strengthen their balance sheets and meet debt maturities. The capital raisings, which followed the earlier success of Australian and U.K. property companies, reassured investors that REITs would survive the current economic downturn and, in a growing number of instances, thrive. In total, U.S. REITs raised $16.8 billion between March and June. Cohen & Steers was instrumental in several capital raisings, and was a cornerstone investor in many of them.

The second quarter saw a continued rally in the broad equity markets but with a distinct acceleration and outperformance by real estate securities (REITs rose 28.9% in the quarter, compared with a total return of 15.9% for the S&P 500 Index). Re-equitization lifted property shares and also encouraged the REIT unsecured bond market; spreads tightened and the market reopened as an additional capital source. Investors were undeterred by General Growth Properties' bankruptcy. The former blue-chip REIT filed for Chapter 11 on April 16 and the market rose. The company's plight had been telegraphed for months. We did not have a position in the company during the period.

REIT performance leveled off from April's blistering pace, although the stream of recapitalizations continued. While earlier capital raisings focused on strengthening balance sheets and meeting debt maturities, some of the more recent activity was undertaken with an eye toward distressed acquisition opportunities, notably Simon, which raised an additional $1.7 billion for that stated purpose.

Hotels had gains while shopping centers struggled

Returns varied widely by property sector. Hotel REITs were the best performers, with a total return of +7.9%. Hotels with the shortest lease terms and more discretionary demand rose the most during the group's second-quarter surge, amid signs of economic stabilization and the possibility of future economic growth. Regional malls (+0.4%) benefited from balance sheet recapitalization and stabilization in retail sales and consumer confidence.

Apartment REITs (–13.8%) modestly underperformed the index as declining fundamentals (increased competition from condominiums and single-family housing, higher unemployment) led to a rotation out of the sector late in the period. Multi-family stocks had found favor with investors because of their access to financing from Fannie Mae and Freddie Mac, but that relative advantage was diminished as the capital markets improved for other property sectors. The office sector (–12.9%) and health care sector (–12.6%) were more in line with the index.

COHEN & STEERS REALTY INCOME FUND, INC.

The shopping center and industrial sectors had the poorest performance, with returns of –24.2% and –25.5%, respectively. Both fell more than 40% in the first quarter; shopping centers were under pressure due to leverage concerns and disappointing earnings, while industrial companies bore the brunt of a slowdown in global trade.

REIT preferred securities had gains

Real estate preferred securities also bounced off multi-year lows in early March, likewise spurred by signs of economic stabilization and recapitalizations. The group finished the period in positive territory, with a total return of +14.8% for the six months ended June 30, 2009, as measured by the Merrill Lynch REIT Preferred Index.

Fund performance

The Fund declined in the period, although it outperformed its benchmark. Factors that contributed to relative performance included our allocation to REIT preferred securities (the Fund's holdings returned +13.7%), which are not included in the benchmark. Both preferred and common shares benefited from the measures REITs took to shore up their balance sheets. Stock selection in the specialty sector (which largely comprises timber companies) was helpful, but was partly offset by our underweight, as the sector outperformed (–1.7% within the index). Stock selection in the self storage sector was beneficial as well. We were underweight the troubled shopping center sector, which lifted total return; specifically, we were underweight one of the largest U.S. shopping center owners, whose stock had a sizable decline due to leverage concerns.

Performance was hindered by our underweight in the health care and hotel sectors. Health care REITs are relatively expensive, in our view, and their valuations do not reflect the uncertainty surrounding health care reform negotiations. We were underweight hotel stocks in general because their one-day leases are particularly vulnerable to economic downturns and cut-backs in travel. The Fund's allocation to regional mall REITs also hindered returns, as did our stock selection in apartment REITs.

Investment Outlook

We are closely monitoring the flow of economic data, and it is our view that the economy will surprise to the upside later this year, possibly in the fourth quarter, and follow through into 2010.

REIT capital raisings will likely resume again later this year after June's pause, as companies continue to take advantage of a receptive market. We had expected to see increased instances of distressed selling at this point in the deleveraging cycle, but the greater access to capital has given private property owners and their lenders time to explore alternatives. We continue to believe that phase will come, and that companies with the balance sheet capacity will be in a position to play offense when these buying opportunities present themselves. As such, these companies and those fundamentally positioned for a better-than-expected recovery remain our primary focus.

Although it is our view that REIT preferreds can rise from current levels in six to 12 months, while providing attractive income along the way, we expect to see periods of price volatility as investors react to economic and corporate earnings news. Believing that a full recovery in preferreds could be slow, we favor a high income component in the total return equation.

COHEN & STEERS REALTY INCOME FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	THOMAS N. BOHJALIAN

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS REALTY INCOME FUND, INC.

Performance Review—(Unaudited)

Average Annual Total Returns—For the Periods Ended June 30, 2009

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	–42.33%[a]	–42.99%[b]	–40.60%[d]	—
1 Year (without sales charge)	–39.61%	–39.99%	–40.00%	–39.39%
5 Years (with sales charge)	–5.80%[a]	–5.93%[c]	–5.55%	—
5 Years (without sales charge)	–4.93%	–5.55%	–5.55%	–4.60%
10 Years (with sales charge)	3.86%[a]	3.61%	3.63%	—
10 Years (without sales charge)	4.34%	3.61%	3.63%	4.78%
Since Inception[e] (with sales charge)	3.57%[a]	2.55%	2.59%	—
Since Inception[e] (without sales charge)	3.97%	2.55%	2.59%	3.85%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratios for each class of shares as disclosed in the May 1, 2009 prospectuses were as follows: Class A—1.32%; Class B and Class C—1.97% and Class I—0.97%.

a  Reflects a 4.50% front-end sales charge.

b  Reflects a contingent deferred sales charge of 5%.

c  Reflects a contingent deferred sales charge of 2%.

d  Reflects a contingent deferred sales charge of 1%.

e  Inception dates: September 2, 1997, January 15, 1998, January 14, 1998, and July 15, 1998 for Class A, B, C, and I, respectively.

COHEN & STEERS REALTY INCOME FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2009—June 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS REALTY INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period* January 1, 2009– June 30, 2009
Class A
Actual (–8.59% return)	$1,000.00	$914.10	$6.55
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.95	$6.90
Class B
Actual (–8.91% return)	$1,000.00	$910.90	$9.71
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.63	$10.24
Class C
Actual (–8.91% return)	$1,000.00	$910.90	$9.67
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.68	$10.19
Class I
Actual (–8.47% return)	$1,000.00	$915.30	$4.89
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.69	$5.16

* Expenses are equal to the Fund's Class A, Class B, Class C and Class I annualized expense ratio of 1.38%, 2.05%, 2.04% and 1.03%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS REALTY INCOME FUND, INC.

JUNE 30, 2009

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$27,205,904	9.3%
Public Storage	17,876,040	6.1
Boston Properties	17,250,943	5.9
Vornado Realty Trust	16,539,609	5.6
Equity Residential	11,619,132	4.0
Host Hotels & Resorts	11,288,518	3.8
HCP	11,084,531	3.8
Rayonier	9,291,060	3.2
Mack-Cali Realty Corp.	7,012,983	2.4
Liberty Property Trust	6,552,392	2.2

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2009 (Unaudited)

		Number of Shares	Value
COMMON STOCK	94.2%
DIVERSIFIED	6.1%
Lexington Realty Trust		377,485	$1,283,449
Vornado Realty Trust		367,302	16,539,609
			17,823,058
HEALTH CARE	11.3%
Brookdale Senior Living		295,215	2,875,394
HCP		523,102	11,084,531
Health Care REIT		125,453	4,277,947
LTC Properties		146,500	2,995,925
Nationwide Health Properties		139,733	3,596,728
Omega Healthcare Investors		142,417	2,210,312
Ventas		202,306	6,040,857
			33,081,694
HOTEL	4.6%
Host Hotels & Resorts		1,345,473	11,288,518
Starwood Hotels & Resorts Worldwide		102,694	2,279,807
			13,568,325
INDUSTRIAL	5.3%
AMB Property Corp.		324,278	6,099,670
DCT Industrial Trust		374,200	1,526,736
ProLogis		764,036	6,158,130
ProLogis European Properties (Netherlands)[a]		467,028	1,773,377
			15,557,913

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
OFFICE	18.3%
BioMed Realty Trust		366,752	$3,751,873
Boston Properties		361,655	17,250,943
Brandywine Realty Trust		386,818	2,881,794
Douglas Emmett		255,829	2,299,903
DuPont Fabros Technology		157,430	1,482,991
Highwoods Properties		172,100	3,849,877
ING Office Fund (Australia)		1,077,654	398,189
Kilroy Realty Corp.		229,953	4,723,235
Liberty Property Trust		284,392	6,552,392
Mack-Cali Realty Corp.		307,587	7,012,983
SL Green Realty Corp.		162,651	3,731,214
			53,935,394
OFFICE/INDUSTRIAL	1.4%
PS Business Parks		83,502	4,044,837
RESIDENTIAL	13.3%
APARTMENT	11.7%
American Campus Communities		141,477	3,137,960
Apartment Investment & Management Co.		454,424	4,021,652
AvalonBay Communities		98,576	5,514,342
BRE Properties		127,900	3,038,904
Colonial Properties Trust		95,945	709,993
Education Realty Trust		312,553	1,340,852
Equity Residential		522,678	11,619,132
Home Properties		42,711	1,456,445
UDR		352,290	3,639,156
			34,478,436
MANUFACTURED HOME	1.6%
Equity Lifestyle Properties		121,694	4,524,583
TOTAL RESIDENTIAL			39,003,019

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
SELF STORAGE	7.4%
Public Storage		273,000	$17,876,040
Sovran Self Storage		65,300	1,606,380
U-Store-It Trust		459,240	2,250,276
			21,732,696
SHOPPING CENTER	18.7%
COMMUNITY CENTER	7.6%
Federal Realty Investment Trust		69,706	3,591,253
Inland Real Estate Corp.		240,500	1,683,500
Kimco Realty Corp.		507,000	5,095,350
Regency Centers Corp.		167,653	5,852,766
Urstadt Biddle Properties—Class A		85,818	1,208,318
Weingarten Realty Investors		324,500	4,708,495
			22,139,682
REGIONAL MALL	11.1%
Macerich Co.		310,787	5,472,959
Simon Property Group		528,989	27,205,904
			32,678,863
TOTAL SHOPPING CENTER			54,818,545
SPECIALTY	7.8%
Digital Realty Trust		163,601	5,865,096
Entertainment Properties Trust		109,296	2,251,497
Plum Creek Timber Co.		186,851	5,564,423
Rayonier		255,600	9,291,060
			22,972,076
TOTAL COMMON STOCK (Identified cost—$260,117,653)			276,537,557
PREFERRED SECURITIES—$25 PAR VALUE	2.7%
DIVERSIFIED	0.6%
Lexington Realty Trust, 7.55%, Series D		29,250	348,075
Vornado Realty Trust, 6.625%, Series G		79,025	1,450,109
			1,798,184

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares		Value
HEALTH CARE	0.4%
Omega Healthcare Investors, 8.375%, Series D			60,030	$1,290,645
OFFICE/INDUSTRIAL	0.3%
PS Business Parks, 7.375%, Series O			44,475	849,917
SHOPPING CENTER—COMMUNITY CENTER	1.4%
Kimco Realty Corp., 7.75%, Series G			35,025	723,266
Regency Centers Corp., 7.45%, Series C			67,038	1,324,671
Urstadt Biddle Properties, 8.50%, Series C ($100 par value)[b]			7,270	632,527
Weingarten Realty Investors, 6.50%, Series F			90,018	1,406,981
				4,087,445
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$8,719,620)				8,026,191
		Principal Amount
CORPORATE BONDS	2.0%
HEALTH CARE	0.3%
HCP, 6.00%, due 1/30/17			$1,000,000	848,953
INDUSTRIAL	1.2%
ProLogis, 5.625%, due 11/15/16			1,000,000	769,779
ProLogis, 5.75%, due 4/1/16			1,500,000	1,183,857
ProLogis International Funding, 5.875%, due 10/23/14[a]		EUR	1,800,000	1,666,585
				3,620,221
OFFICE	0.2%
Brandywine Operating Partnership LP, 5.40%, due 11/1/14			$615,000	478,031
SHOPPING CENTER—COMMUNITY CENTER	0.3%
Developers Diversified Realty Corp., 3.00%, due 3/15/12			1,500,000	1,050,000
TOTAL CORPORATE BONDS (Identified cost—$4,739,415)				5,997,205

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	0.6%
MONEY MARKET FUNDS
Dreyfus Treasury Cash Management Fund, 0.001%[c]		800,000	$800,000
Federated U.S. Treasury Cash Reserves Fund, 0.00%[c]		800,000	800,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,600,000)			1,600,000
TOTAL INVESTMENTS (Identified cost—$275,176,688)	99.5%		292,160,953
OTHER ASSETS IN EXCESS OF LIABILITIES	0.5%		1,576,356
NET ASSETS	100.0%		$293,737,309

Glossary of Portfolio Abbreviations

EUR  Euro

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

a  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 1.2% of net assets of the Fund, including 0.6%, which have been fair valued pursuant to foreign security fair value pricing procedures approved by the Board of Directors.

b  Illiquid security. Aggregate holdings equal 0.2% of net assets of the Fund.

c  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2009 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$275,176,688)	$292,160,953
Cash	68,540
Receivable for:
Investment securities sold	2,352,555
Fund shares sold	1,573,295
Dividends and interest	1,400,424
Other assets	3,782
Total Assets	297,559,549
LIABILITIES:
Payable for:
Investment securities purchased	1,426,165
Fund shares redeemed	1,060,971
Dividends declared	917,136
Investment advisory fees	184,686
Distribution fees	7,303
Administration fees	4,925
Shareholder servicing fees	2,529
Directors' fees	1,905
Other liabilities	216,620
Total Liabilities	3,822,240
NET ASSETS	$293,737,309
NET ASSETS consist of:
Paid-in-capital	$489,464,902
Dividends in excess of net investment income	(1,534,473)
Accumulated net realized loss	(211,183,833)
Net unrealized appreciation	16,990,713
$293,737,309

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2009 (Unaudited)

CLASS A SHARES:
NET ASSETS	$104,232,314
Shares issued and outstanding ($0.001 par value common stock outstanding)	17,033,816
Net asset value and redemption price per share	$6.12
Maximum offering price per share ($6.12 ÷ 0.955)[a]	$6.41
CLASS B SHARES:
NET ASSETS	$28,049,248
Shares issued and outstanding ($0.001 par value common stock outstanding)	4,844,117
Net asset value and offering price per share[b]	$5.79
CLASS C SHARES:
NET ASSETS	$115,234,809
Shares issued and outstanding ($0.001 par value common stock outstanding)	19,900,178
Net asset value and offering price per share[b]	$5.79
CLASS I SHARES:
NET ASSETS	$46,220,938
Shares issued and outstanding ($0.001 par value common stock outstanding)	7,337,826
Net asset value, offering and redemption price per share	$6.30

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Dividend income	$5,935,012
Interest income	241,061
Total Income	6,176,073
Expenses:
Investment advisory fees	1,033,882
Distribution fees—Class A	120,421
Distribution fees—Class B	111,212
Distribution fees—Class C	406,366
Shareholder servicing fees—Class A	48,169
Shareholder servicing fees—Class B	37,071
Shareholder servicing fees—Class C	135,455
Transfer agent fees and expenses	117,854
Administration fees	110,483
Shareholder reporting expenses	38,147
Directors' fees and expenses	25,702
Professional fees	24,344
Custodian fees and expenses	20,855
Registration and filing fees	18,834
Line of credit fees	14,782
Miscellaneous	22,207
Total Expenses	2,285,784
Net Investment Income	3,890,289
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(108,230,670)
Options	252,978
Foreign currency transactions	(19,806)
Net realized loss	(107,997,498)
Net change in unrealized appreciation (depreciation) on:
Investments	64,520,254
Foreign currency translations	13,363
Net change in unrealized depreciation	64,533,617
Net realized and unrealized loss	(43,463,881)
Net Decrease in Net Assets Resulting from Operations	$(39,573,592)

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2009	For the Year Ended December 31, 2008
Change in Net Assets:
From Operations:
Net investment income	$3,890,289	$11,355,126
Net realized loss	(107,997,498)	(101,784,210)
Net change in unrealized appreciation (depreciation)	64,533,617	(135,389,019)
Net decrease in net assets resulting from operations	(39,573,592)	(225,818,103)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,172,250)	(4,409,461)
Class B	(618,620)	(1,151,796)
Class C	(2,317,714)	(3,722,566)
Class I	(1,040,087)	(1,917,092)
Tax return of capital:
Class A	—	(3,265,569)
Class B	—	(1,227,998)
Class C	—	(3,819,144)
Class I	—	(1,198,057)
Total dividends and distributions to shareholders	(6,148,671)	(20,711,683)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	(17,324,658)	(201,135,253)
Total decrease in net assets	(63,046,921)	(447,665,039)
Net Assets:
Beginning of period	356,784,230	804,449,269
End of period[a]	$293,737,309	$356,784,230

a  Includes dividends in excess of net investment income and undistributed net investment income of $1,534,473 and $723,909, respectively.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six	Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2009	2008	2007	2006	2005	2004
Net asset value, beginning of period	$6.87	$11.18	$16.83	$15.28	$17.22	$14.57
Income from investment operations:
Net investment income[a]	0.09	0.22	0.28 [b]	0.37	0.33	0.43
Net realized and unrealized gain (loss)	(0.71)	(4.15)	(3.63)	4.07	0.82	3.22
Total from investment operations	(0.62)	(3.93)	(3.35)	4.44	1.15	3.65
Less dividends and distributions to shareholders from:
Net investment income	(0.13)	(0.23)	(0.37)	(0.34)	(0.32)	(0.37)
Net realized gain	—	—	(1.93)	(2.39)	(2.59)	(0.47)
Tax return of capital	—	(0.15)	—	(0.16)	(0.18)	(0.17)
Total dividends and distributions to shareholders	(0.13)	(0.38)	(2.30)	(2.89)	(3.09)	(1.01)
Redemption fees retained by the Fund	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]	0.01
Net increase (decrease) in net asset value	(0.75)	(4.31)	(5.65)	1.55	(1.94)	2.65
Net asset value, end of period	$6.12	$6.87	$11.18	$16.83	$15.28	$17.22
Total investment return[d]	–8.59%[e]	–36.07%	–20.36%	29.91%	6.70%	25.78%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$104.2	$126.0	$281.9	$518.8	$491.7	$640.2
Ratio of expenses to average daily net assets	1.38%[f]	1.32%	1.25%	1.25%	1.26%	1.28%
Ratio of net investment income to average daily net assets	3.08%[f]	2.17%	1.79%	2.19%	1.93%	2.74%
Portfolio turnover rate	69%[e]	92%	35%	28%	25%	13%

a  Calculation based on average shares outstanding.

b  10% of net investment income was attributable to a special dividend paid by Boston Properties, Inc.

c  Amount is less than $0.005.

d  Does not reflect sales charges, which would reduce return.

e  Not annualized.

f  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class B
	For the Six Months Ended	Year Ended December 31,
Per Share Operating Performance:	June 30, 2009	2008	2007	2006	2005	2004
Net asset value, beginning of period	$6.51	$10.61	$16.11	$14.72	$16.71	$14.18
Income from investment operations:
Net investment income[a]	0.06	0.14	0.19 [b]	0.25	0.22	0.28
Net realized and unrealized gain (loss)	(0.66)	(3.92)	(3.49)	3.92	0.78	3.16
Total from investment operations	(0.60)	(3.78)	(3.30)	4.17	1.00	3.44
Less dividends and distributions to shareholders from:
Net investment income	(0.12)	(0.17)	(0.27)	(0.23)	(0.22)	(0.32)
Net realized gain	—	—	(1.93)	(2.39)	(2.59)	(0.43)
Tax return of capital	—	(0.15)	—	(0.16)	(0.18)	(0.16)
Total dividends and distributions to shareholders	(0.12)	(0.32)	(2.20)	(2.78)	(2.99)	(0.91)
Redemption fees retained by the Fund	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]	—
Net increase (decrease) in net asset value	(0.72)	(4.10)	(5.50)	1.39	(1.99)	2.53
Net asset value, end of period	$5.79	$6.51	$10.61	$16.11	$14.72	$16.71
Total investment return[d]	–8.91%[e]	–36.46%	–20.90%	29.14%	5.95%	24.92%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$28.1	$41.2	$102.7	$217.1	$220.1	$284.9
Ratio of expenses to average daily net assets	2.05%[f]	1.97%	1.90%	1.90%	1.91%	1.92%
Ratio of net investment income to average daily net assets	2.43%[f]	1.39%	1.27%	1.51%	1.31%	1.89%
Portfolio turnover rate	69%[e]	92%	35%	28%	25%	13%

a  Calculation based on average shares outstanding.

b  10% of net investment income was attributable to a special dividend paid by Boston Properties, Inc.

c  Amount is less than $0.005.

d  Does not reflect sales charges, which would reduce return.

e  Not annualized.

f  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended	Year Ended December 31,
Per Share Operating Performance:	June 30, 2009	2008	2007	2006	2005	2004
Net asset value, beginning of period	$6.51	$10.61	$16.11	$14.72	$16.71	$14.18
Income from investment operations:
Net investment income[a]	0.06	0.14	0.19 [b]	0.25	0.22	0.29
Net realized and unrealized gain (loss)	(0.66)	(3.93)	(3.49)	3.92	0.78	3.15
Total from investment operations	(0.60)	(3.79)	(3.30)	4.17	1.00	3.44
Less dividends and distributions to shareholders from:
Net investment income	(0.12)	(0.16)	(0.27)	(0.23)	(0.22)	(0.31)
Net realized gain	—	—	(1.93)	(2.39)	(2.59)	(0.45)
Tax return of capital	—	(0.15)	—	(0.16)	(0.18)	(0.15)
Total dividends and distributions to shareholders	(0.12)	(0.31)	(2.20)	(2.78)	(2.99)	(0.91)
Redemption fees retained by the Fund	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]	—
Net increase (decrease) in net asset value	(0.72)	(4.10)	(5.50)	1.39	(1.99)	2.53
Net asset value, end of period	$5.79	$6.51	$10.61	$16.11	$14.72	$16.71
Total investment return[d]	–8.91%[e]	–36.47%	–20.90%	29.14%	5.95%	24.92%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$115.2	$141.1	$302.6	$626.2	$601.0	$716.6
Ratio of expenses to average daily net assets	2.04%[f]	1.97%	1.90%	1.90%	1.91%	1.92%
Ratio of net investment income to average daily net assets	2.44%[f]	1.44%	1.27%	1.52%	1.34%	1.94%
Portfolio turnover rate	69%[e]	92%	35%	28%	25%	13%

a  Calculation based on average shares outstanding.

b  10% of net investment income was attributable to a special dividend paid by Boston Properties, Inc.

c  Amount is less than $0.005.

d  Does not reflect sales charges, which would reduce return.

e  Not annualized.

f  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended	Year Ended December 31,
Per Share Operating Performance:	June 30, 2009	2008	2007	2006	2005	2004
Net asset value, beginning of period	$7.07	$11.49	$17.23	$15.57	$17.48	$14.76
Income from investment operations:
Net investment income[a]	0.10	0.27	0.34 [b]	0.44	0.42	0.48
Net realized and unrealized gain (loss)	(0.73)	(4.27)	(3.72)	4.15	0.81	3.29
Total from investment operations	(0.63)	(4.00)	(3.38)	4.59	1.23	3.77
Less dividends and distributions to shareholders from:
Net investment income	(0.14)	(0.27)	(0.43)	(0.38)	(0.37)	(0.39)
Net realized gain	—	—	(1.93)	(2.39)	(2.59)	(0.47)
Tax return of capital	—	(0.15)	—	(0.16)	(0.18)	(0.19)
Total dividends and distributions to shareholders	(0.14)	(0.42)	(2.36)	(2.93)	(3.14)	(1.05)
Redemption fees retained by the Fund	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]	—
Net increase (decrease) in net asset value	(0.77)	(4.42)	(5.74)	1.66	(1.91)	2.72
Net asset value, end of period	$6.30	$7.07	$11.49	$17.23	$15.57	$17.48
Total investment return	–8.47%[d]	–35.82%	–20.11%	30.48%	6.98%	26.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$46.2	$48.5	$117.2	$179.3	$177.1	$163.3
Ratio of expenses to average daily net assets	1.03%[e]	0.97%	0.90%	0.90%	0.91%	0.92%
Ratio of net investment income to average daily net assets	3.50%[e]	2.56%	2.07%	2.53%	2.40%	3.07%
Portfolio turnover rate	69%[d]	92%	35%	28%	25%	13%

a  Calculation based on average shares outstanding.

b  10% of net investment income was attributable to a special dividend paid by Boston Properties, Inc.

c  Amount is less than $0.005.

d  Not annualized.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Realty Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on July 3, 1997 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The Fund's investment objective is total return. The authorized shares of the Fund are divided into four classes designated Class A, B, C, and I shares. Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares). Class B shares automatically convert to Class A shares at the end of the month which precedes the eighth anniversary of the purchase date.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter are valued at the official closing prices as reported by Nasdaq, the Pink Sheets, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Portfolio securities primarily traded on foreign markets are generally valued at the closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Securities for which market prices are unavailable, or securities for which the advisor determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Staff Position No. 157-4 "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"), effective June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments carried at value:

		Fair Value Measurements at June 30, 2009 Using
	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Industrial	$15,557,913	$13,784,536	$1,773,377	—
Common Stock—Office	53,935,394	53,537,205	398,189	—
Common Stock—Other Industries	207,044,250	207,044,250	—	—
Preferred Securities—$25 Par Value—Shopping Center— Community Center	4,087,445	3,454,918	632,527	—
Preferred Securities—$25 Par Value—Other Industries	3,938,746	3,938,746	—	—
Corporate Bonds	5,997,205	—	5,997,205	—
Money Market Funds	1,600,000	—	1,600,000	—
Total Investments	$292,160,953	$281,759,655	$10,401,298	—

Included in the table above are $1,666,585 of corporate bonds which were fair valued pursuant to the Fund's fair value procedures. The fair value price considered current day transaction prices, transaction volume and comparability of transaction. The volume and level of activity had not decreased significantly and therefore, the transactions were deemed to be orderly.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Options: The Fund may write covered call options on an index or a security. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain or loss on the option to the extent of the premiums received. Premiums received from writing options which are exercised or are closed, are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2009, the advisor considers it likely that a portion of the dividends will be reclassified to return of capital upon the final determination of the Fund's taxable income for the year.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. An assessment of the Fund's tax positions has been made and it has been determined that there is no impact to the Fund's financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund for the first $1.5 billion and 0.65% thereafter of the average daily net assets of the Fund.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the Fund's average daily net assets. For the six months ended June 30, 2009, the Fund paid the advisor $27,570 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class B and Class C shares.

For six months ended June 30, 2009, the Fund has been advised that the distributor received $9,303 in sales commissions from the sale of Class A shares and that the distributor also received $83, $22,063 and $8,587 of contingent deferred sales charges relating to redemptions of Class A, Class B and Class C shares, respectively. The distributor has advised the Fund that proceeds from the contingent deferred sales charges on the Class B and C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes and interest and other financing costs associated with these classes.

Shareholder Servicing Fees: The Fund has adopted a shareholder services plan which provides that the Fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the Fund may pay the shareholder servicing agent a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class B and Class C shares

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the advisor. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $3,449 from the Fund for the six months ended June 30, 2009.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2009, totaled $193,002,019 and $201,910,238, respectively.

Transactions in options written during the six months ended June 30, 2009 were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2008	—	$—
Options written	3,648	252,978
Options expired	(3,648)	(252,978)
Options outstanding at June 30, 2009	—	$—

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Income Tax Information

As of June 30, 2009, the federal tax cost and net unrealized appreciation on securities were as follows:

Gross unrealized appreciation	$38,080,153
Gross unrealized depreciation	(21,095,888)
Net unrealized appreciation	$16,984,265
Cost for federal income tax purposes	$275,176,688

As of December 31, 2008, the Fund had a net capital loss carryforward of $57,620,666, which will expire on December 31, 2016. This carryforward may be used to offset future capital gains to the extent provided by regulations.

Note 5. Capital Stock

The Fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows

	For the Six Months Ended June 30, 2009		For the Year Ended December 31, 2008
	Shares	Amount	Shares	Amount
CLASS A:
Sold	4,223,717	$23,676,418	6,930,983	$68,218,748
Issued as reinvestment of dividends and distributions	306,079	1,584,408	578,902	5,584,587
Redeemed	(5,830,941)	(29,255,675)	(14,384,440)	(145,779,589)
Redemption fees retained by the Fund[a]	—	5,214	—	17,260
Net decrease	(1,301,145)	$(3,989,635)	(6,874,555)	$(71,958,994)

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2009		For the Year Ended December 31, 2008
	Shares	Amount	Shares	Amount
CLASS B:
Sold	26,744	$127,944	100,696	$900,803
Issued as reinvestment of dividends and distributions	58,902	286,027	107,048	977,973
Redeemed	(1,570,801)	(8,028,761)	(3,556,925)	(33,453,472)
Redemption fees retained by the Fund[a]	—	2,036	—	4,018
Net decrease.	(1,485,155)	$(7,612,754)	(3,349,181)	$(31,570,678)
CLASS C:
Sold	1,642,236	$8,946,478	3,684,777	$34,912,616
Issued as reinvestment of dividends and distributions	220,401	1,074,743	360,343	3,267,735
Redeemed	(3,650,616)	(18,503,411)	(10,874,264)	(100,000,193)
Redemption fees retained by the Fund[a]	—	6,555	—	18,267
Net decrease	(1,787,979)	$(8,475,635)	(6,829,144)	$(61,801,575)
CLASS I:
Sold	1,389,016	$8,032,578	2,050,180	$22,154,379
Issued as reinvestment of dividends and distributions	171,424	914,285	247,580	2,423,389
Redeemed	(1,083,671)	(6,194,546)	(5,640,848)	(60,388,122)
Redemption fees retained by the Fund[a]	—	1,049	—	6,348
Net increase (decrease)	476,769	$2,753,366	(3,343,088)	$(35,804,006)

a  The Fund may charge a 2% redemption fee on shares sold within 60 days of the time of purchase. Redemption fees are paid directly to the Fund.

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

operations agent, and the lenders identified in the credit agreement, which expires December 2009. The Fund pays a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the credit agreement.

During the six months ended June 30, 2009, the Fund did not borrow under the credit agreement.

Note 7. Derivative Investments:

The Fund has adopted the provisions of Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). This new standard requires funds to disclose information intended to enable financial statement users to understand how and why the fund uses derivative instruments, how derivative instruments are accounted for under FAS 133 and how derivative instruments affect the company's financial position, results of operations, and cash flows. All changes to disclosure have been made in accordance with FAS 161 and incorporated for the current period as part of the Notes to Financial Statements.

Fair Values of Derivative Instruments as of June 30, 2009

Statement of Operations
Derivatives	Location	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Written Options	Net Realized and Unrealized Gain (Loss)	$252,978	—

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

In May 2009, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 165, Subsequent Events (FAS 165), effective for interim or annual periods ending after June 15, 2009. The FASB has established general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued.

With regard to the Fund's financial statements, subsequent to June 30, 2009 and through August 18, 2009, there have been no recognized subsequent events (subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet) nor have there been any nonrecognized subsequent events (subsequent events that provide evidence about conditions that did not exist at the date of the balance sheet but arose after the balance sheet but before the financial statements are issued or are available to be issued).

COHEN & STEERS REALTY INCOME FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS REALTY INCOME FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

William F. Scapell
Vice president

Thomas N. Bohjalian
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—CSEIX
Class B—CSBIX
Class C—CSCIX
Class I— CSDIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Realty Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

REALTY INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

CSEIXSAR

SEMIANNUAL REPORT

JUNE 30, 2009

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REALTY INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name:	Adam M. Derechin
Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
Name:	James Giallanza
Title:	Treasurer
(principal financial officer)

Date: August 28, 2009